Exhibit 3.16

The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth, Corporations Division One Ashburton Place, 17th floor Boston, MA 02108-1512 Telephone: (617) 727-9640	Minimum Fee: $500.00

Certificate of Organization

(General Laws, Chapter)

Federal Employer Identification Number: 001029579 (must be 9 digits)

1. The exact name of the limited liability company is: DUMPLING ROCK, LLC

2a. Location of its principal office:
No. and Street:	2 NORTHEAST BOULEVARD
City or Town:	STERLING	State: MA	Zip: 01564	Country: USA

2b. Street address of the office in the Commonwealth at which the records will be maintained:
No. and Street:	2 NORTHEAST BOULEVARD
City or Town:	STERLING	State: MA	Zip: 01564	Country: USA

3. The general character of business, and if the limited liability company is organized to render professional service, the service to be rendered:

THE GENERAL CHARACTER OF THE BUSINESS OF THE LLC IS TO ACQUIRE BY PURCHASE OR LEASE OR OTHERWISE, LAND AND INTEREST IN LAND, AND TO OWN, HOLD, IMPROVE, SUBDIVIDE, DEVELOP AND MANAGE ANY REAL ESTATE SO ACQUIRED AND TO ERECT OR CAUSE TO BE ERECTED ON ANY LAND OWNED, HELD OR OCCUPIED BY THIS COMPANY, BUILDINGS OR OTHER STRUCTURES, WITH THEIR APPURTENANCES, AND TO REBUILD, ENLARGE, ALTER, IMPROVE OR REMOVE ANY BUILDINGS OR OTHER STRUCTURES NOW OR WHENEVER ERECTED ON ANY LAND SO OWNED, HELD OR OCCUPIED, AND TO MORTGAGE, SELL, LEASE OR OTHERWISE DISPOSE OF ANY LAND OR INTERESTS IN LAND AND IN BUILDINGS OR OTHER STRUCTURES, AND ANY STORES, WAREHOUSES, SHOPS, OFFICES, SUITES, ROOMS OR PARTS OF ANY BUILDING OR OTHER STRUCTURE AT ANY TIME OWNED OR HELD BY THIS COMPANY AND TO CARRY ON ANY AND ALL BUSINESSES AND ACTIVITIES PERMITTED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS TO A LIMITED LIABILITY COMPANY ORGANIZED UNDER GENERAL LAWS, CHAPTER 156C, AS AMENDED FROM TIME TO TIME.

4. The latest date of dissolution, if specified:

5. Name and address of the Resident Agent:
Name:	DAWN L. SEIPLE
No. and Street:	2 NORTHEAST BOULEVARD
City or Town:	STERLING	State: MA	Zip: 01564	Country: USA

I, DAWN L. SEIPLE resident agent of the above limited liability company, consent to my appointment as the resident agent of the above limited liability company pursuant to G. L. Chapter 156C Section 12.

6. The name and business address of each manager, if any:

Title	Individual Name	Address (no PO Box)
	First, Middle, Last, Suffix	Address, City or Town, State, Zip Code

7. The name and business address of the person(s) in addition to the manager(s), authorized to execute documents to be filed with the Corporations Division, and at least one person shall be named if there are no managers.

Title	Individual Name	Address (no PO Box)
	First, Middle, Last, Suffix	Address, City or Town, State, Zip Code
SOC SIGNATORY	DAWN L. SEIPLE	2 NORTHEAST BOULEVARD
STERLING, MA 01564 USA

SOC SIGNATORY	LADD LAVALLEE	2 NORTHEAST BOULEVARD
STERLING, MA 01564 USA

8. The name and business address of the person(s) authorized to execute, acknowledge, deliver and record any recordable instrument purporting to affect an interest in real property:

Title	Individual Name	Address (no PO Box)
	First, Middle, Last, Suffix	Address, City or Town, State, Zip Code
REAL PROPERTY	DAWN L. SEIPLE	2 NORTHEAST BOULEVARD
STERLING, MA 01564 USA

REAL PROPERTY	LADD LAVALLEE	2 NORTHEAST BOULEVARD
STERLING, MA 01564

9. Additional matters:

SIGNED UNDER THE PENALTIES OF PERJURY, this 2 Day of June, 2010,

DAWN L. SEIPLE

(The certificate must be signed by the person forming the LLC.)

© 2001 - 2010 Commonwealth of Massachusetts

All Rights Reserved

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on: June 02, 2010 12:28 PM

/s/ WILLIAM FRANCIS GALVIN
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

CERTIFICATE OF ORGANIZATION

Pursuant to the provisions of the Massachusetts Limited Liability Company Act (the “Act”), the undersigned hereby certifies as follows:

1.            Name of the Limited Liability Company. The name of the limited liability company formed hereby (the “LLC”) is Dumpling Rock, LLC.

2.            Office of the Limited Liability Company. The address of the office of the LLC in the Commonwealth required to be maintained by Section 5 of the Act is 2 Northeast Boulevard, Sterling, Massachusetts 01564.

3.            Agent for Service of Process. The name and address of the resident agent for service of process for the LLC is Dawn L. Seiple, 2 Northeast Boulevard, Sterling, Massachusetts 01564.

4.            Date of Dissolution. The LLC is to have no specific date of dissolution.

5.            Manager. At the time of formation of the LLC, there are no managers.

6.            Execution of Documents. Ladd Lavallee and Dawn L. Seiple, or either of them acting singly, are authorized to execute any documents to be filed with the Secretary of the Commonwealth of Massachusetts.

7.            Business of the LLC. The general character of the business of the LLC is to acquire by purchase or lease or otherwise, land and interest in land, and to own, hold, improve, subdivide, develop and manage any real estate so acquired and to erect or cause to be erected on any land owned, held or occupied by this company, buildings or other structures, with their appurtenances, and to rebuild, enlarge, alter, improve or remove any buildings or other structures now or whenever erected on any land so owned, held or occupied, and to mortgage, sell, lease or otherwise dispose of any land or interests in land and in buildings or other structures, and any stores, warehouses, shops, offices, suites, rooms or parts of any building or other structure at any time owned or held by this company and to carry on any and all businesses and activities permitted by the laws of the Commonwealth of Massachusetts to a limited liability company organized under General Laws, Chapter 156C, as amended from time to time.

8.            Execution of Documents Relating to Real Property. Ladd Lavallee and Dawn L. Seiple, or either of them acting singly, are authorized to execute, acknowledge, deliver and record any recordable instrument on behalf of the LLC purporting to affect an interest in real property, whether to be recorded with a registry of deeds or a district office of the Land Court.

9.            Effective date: The effective date of organization of the LLC shall be the date this Certificate of Organization is approved and filed by the Secretary of the Commonwealth.

IN WITNESS WHEREOF, the undersigned hereby affirms under the penalties of perjury that the facts stated herein are true, this 27th day of May, 2010.

/s/ Dawn L. Seiple
Dawn L. Seiple, Organizer

DUMPLING ROCK, LLC

Acceptance of Appointment as Registered Agent

I hereby accept the appointment as registered agent for service of process for the above-named Massachusetts limited liability company, and I agree to act in this capacity.

Dated: May 27, 2010	/s/ Dawn L. Seiple
Dawn L. Seiple
2 Northeast Boulevard
Sterling, MA 01564

The Commonwealth of Massachusetts Secretary of the Commonwealth State House, Boston, Massachusetts 02133
William Francis Galvin
Secretary of the
Commonwealth

June 2, 2010

TO WHOM IT MAY CONCERN:

I hereby certify that a certificate of organization of a Limited Liability Company was filed in this office by

DUMPLING ROCK, LLC

in accordance with the provisions of Massachusetts General Laws Chapter 156C on June 2, 2010.

I further certify that said Limited Liability Company has filed all annual reports due and paid all fees with respect to such reports; that said Limited Liability Company has not filed a certificate of cancellation or withdrawal; and that said Limited Liability Company is in good standing with this office.

I also certify that the names of all managers listed in the most recent filing are: NONE

I further certify, the names of all persons authorized to execute documents filed with this office and listed in the most recent filing are: DAWN L. SEIPLE, LADD LAVALLEE

The names of all persons authorized to act with respect to real property listed in the most recent filing are: DAWN L. SEIPLE, LADD LAVALLEE

In testimony of which, I have hereunto affixed the Great Seal of the Commonwealth on the date first above written. /s/ [ILLEGIBLE] Secretary of the Commonwealth
Processed By:sam

CERTIFICATE OF AMENDMENT

DUMPLING ROCK, LLC

Pursuant to the provisions of the Massachusetts Limited Liability Company Act the “Act”), the undersigned hereby certifies as follows:

1.     Name of the Limited Company. The name of the limited liability company formed hereby (the “LLC”) is Dumpling Rock, LLC.

2.     The Certificate of Organization was filed on June 2, 2010.

3.     Office of the Limited Liability Company. The address of the office of the LLC in the Commonwealth required to be maintained by Section 5 of the Act is 155 Jackson Road, Devens, MA 01434.

4.     Agent for Service of Process. The name and address of the resident agent for service process for the LLC is Dawn L. Seiple, 155 Jackson Road, Devens, MA 01434.

5.     Manager. At the time of formation of the LLC, there are no managers.

6.     Execution of Documents. Ladd Lavallee and Dawn L. Seiple, or either of them acting singly, are authorized to execute any documents to be filed with the Secretary of the Commonwealth of Massachusetts.

7.     Busmess of the LLC. The general character of the business of the LLC is to acquire by purchase or lease or otherwise, land and interest in land, and to own, hold improve subdivide, develop and manage any real estate so acquired and to erect or cause to be erected on any land owned, held or occupied by this company, buildings or other structures, with their appurtenances, and to rebuild, enlarge, alter, improve or remove any buildings or other structures now or whenever erected on any land so owned, held or occupied, and to mortgage, sell, lease or otherwise dispose of any land or interests in land and m buildings or other structures, and any stores, warehouses, shops, offices, suites rooms or parts of any building or other structure at any time owned or held by this company and to carry on any and all businesses and activities permitted by the laws of the Commonwealth of Massachusetts to a limited liability company organized under General Laws, Chapter 156C, as amended from time to time.

8.     Execution of Documents Relating to Real Property. Ladd Lavallee and Dawn L. seiple, or either of them acting singly, are authorized to execute, acknowledge, deliver and record any recordable instrument on behalf of the LLC purporting to affect an interest in real property, whether to be recorded with a registry of deeds or a district office of the Land Court.

9.	The amendments to the Certificate of Organization are as follows:

The Managers of the LLC are:

Ladd Lavallee	Dawn L. Seiple
155 Jackson Road	155 Jackson Road
Devens, MA 01434	Devens, MA 01434

10.    Effective date: The effective date of the Certificate of Amendment shall be upon the filing and approve of the Certificate of Amendment with the Secretary of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the undersigned hereby affirms under the penalties of perjury that the facts stated herein are true, this 15th day of June, 2015.

/s/ Dawn L. Seiple
Dawn L. Seiple, Manager

MA SOC Filing Number: 201535500980 Date: 6/22/2015 9:11:00 AM

The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth, Corporations Division One Ashburton Place, 17th floor Boston, MA 02108-1512 Telephone: (617) 727-9640	Minimum Fee: $100.00

Certificate Of Amendment

(General Laws, Chapter)

Identification Number: 272763918

The date of filing of the original certificate of organization: 6/2/2010

1.a. Exact name of the limited liability company: DUMPLING ROCK, LLC

1.b. The exact name of the limited liability company as amended, is: DUMPLING ROCK, LLC

2a. Location of its principal office:
No. and Street:	155 JACKSON ROAD
City or Town:	DEVENS	State: MA	Zip: 01434	Country: USA

3. As amended, the general character of business, and if the limited liability company is organized to render professional service, the service to be rendered:

4. The latest date of dissolution, if specified:

5. Name and address of the Resident Agent:
Name:	DAWN L. SEIPLE
No. and Street:	155 JACKSON ROAD
City or Town:	DEVENS	State: MA	Zip: 01434	Country: USA

6. The name and business address of each manager, if any:

Title	Individual Name	Address (no PO Box)
	First, Middle, Last, Suffix	Address, City or Town, State, Zip Code

MANAGER	LADD LAVALLEE	155 JACKSON ROAD
DEVENS, MA 01434 USA

MANAGER	DAWN L. SEIPLE	155 JACKSON ROAD
DEVENS, MA 01434 USA

7. The name and business address of the person(s) in addition to the manager(s), authorized to execute documents to be filed with the Corporations Division, and at least one person shall be named if there are no managers.

Title	Individual Name	Address (no PO Box)
	First, Middle, Last, Suffix	Address, City or Town, State, Zip Code

SOC SIGNATORY	LADD LAVALLEE	155 JACKSON ROAD
DEVENS, MA 01434 USA

SOC SIGNATORY	DAWN L. SEIPLE	155 JACKSON ROAD
DEVENS, MA 01434 USA

8. The name and business address of the person(s) authorized to execute, acknowledge, deliver and record any recordable instrument purporting to affect an interest in real property:

Title	Individual Name	Address (no po Box)
	First, Middle, Last, Suffix	Address, City or Town, State, Zip Code

REAL PROPERTY	LADD LAVALLEE	155 JACKSON ROAD
DEVENS, MA 01434 USA

REAL PROPERTY	DAWN L. SEIPLE	155 JACKSON ROAD
DEVENS, MA 01434 USA

9. Additional matters:

10. State the amendments to the certificate:

1. THE AMENDMENTS TO THE CERTIFICATE OF ORGANIZATION ARE AS FOLLOWS: THE MA NAGERS OF THE LLC ARE: LADD LAVALLEE 155 JACKSON ROAD DEVENS, MA 01434 DAWN L. SEIPLE 155 JACKSON ROAD DEVENS, MA 01434

11. The amendment certificate shall be effective when filed unless a later effective date is specified:

SIGNED UNDER THE PENALTIES OF PERJURY, this 22 Day of June, 2015, DAWN L. SEIPLE, Signature of Authorized Signatory.

©2001 -2015 Commonwealth of Massachusetts

All Rights Reserved

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

June 22, 2015 09:11 AM

/s/ William Francis Galvin

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth